UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 9, 2017
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On August 9, 2017, The Goldfield Corporation issued a press release announcing its financial results for the three and six months ended June 30, 2017. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 7.01.    Regulation FD Disclosure.
The information contained in Item 2.02 is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
Exhibit        Description of Exhibit

99.1	Press release, dated August 9, 2017, announcing The Goldfield Corporation’s financial results for the three and six months ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2017

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit    Description of Exhibit

99.1	Press release, dated August 9, 2017, announcing The Goldfield Corporation’s financial results for the three and six months ended June 30, 2017.

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